Exhibit 10.2

FOURTH AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT

This Fourth Amendment (“Fourth Amendment”) to Exclusive License Agreement effective as of May 16, 2023 (“Fourth Amendment Effective Date”) is by and between: Eisai Inc., with its principal office at 200 Metro Blvd., Nutley, NJ 07110, United States of America (“Eisai”) and Allarity Therapeutics, Inc., with its principal office at 24 School Street, 2nd Floor, Boston MA 02108, together with its wholly-owned subsidiaries (“Allarity”) (formerly Oncology Venture A/S), with reference to the following:

WITNESSETH:

WHEREAS, on July 6, 2017, the Parties entered into an Exclusive License Agreement, (the “Original Agreement”) relating to the cancer drug E7449 (now Stenoparib (2X-121)), a PARP inhibitor; and

WHEREAS, on December 11, 2020, the Parties executed a First Amendment to said Exclusive License Agreement, expanding the Field; and

WHEREAS, on August 3, 2021, the Parties executed a Second Amendment to said Exclusive License Agreement, extending the due date for the Extension Payment and related clinical trial enrollment deadlines; and

WHEREAS, on July 12, 2022, the Parties executed a Third Amendment to said Exclusive License Agreement, extending the due date for the Extension Payment and related clinical trial enrollment deadlines; and

WHEREAS, the Parties now desire to amend certain provisions of the Original Agreement (as amended) in order to further postpone the due date of the Extension Payment (as defined below).

NOW, THEREFORE, in consideration of the foregoing premises, and the mutual promises and covenants of Parties set forth herein, the Parties have agreed as follows:

1.	Definitions

Capitalized terms used in this Fourth Amendment and not defined herein shall have the meanings assigned thereto in the Original Agreement.

2.	Amendments and Agreements

1) Section 7.6 of the Original Agreement (as amended), “Extension Payment”, is hereby amended and restated in its entirety as follows:

Section 7.6 Extension Payment. Allarity and Eisai desire to extend the timeframe for Allarity’s Successful Completion of the first Phase 2 Clinical Trial of the Product beyond December 31, 2022. In consideration of this extended timeframe, and Allarity not achieving the minimum patient enrollment, by July 1, 2022, set out in the Second Amendment, Allarity shall pay a one-time payment to Eisai of One Million One Hundred Thousand U.S. Dollars ($1,100,000.00) (the “Extension Payment”) as follows:

(i)	One hundred thousand dollars ($100,000.00) which has already been received; and

(ii)	Fifty thousand dollars ($50,000.00) within ten (10) days of execution of this Fourth Amendment; and

(iii)	One Hundred Thousand Dollars ($100,000.00) upon completion of a seven-million-dollar capital raising campaign expected to take place in June 2023, but notwithstanding the above at least on or before March 1, 2024; and

(iv)	Eight Hundred and Fifty Thousand Dollars ($850,000.00) on or before March 1, 2024.

3.	Effect

This Fourth Amendment shall be effective from the Fourth Amendment Effective Date.

4.	No Other Amendments

This Fourth Amendment shall be deemed to be part of and incorporated into the Original Agreement. Except as expressly set forth in this Fourth Amendment, all of the terms and conditions of the Original Agreement shall remain unchanged and are ratified, confirmed in all respects, and remain in full force and effect.

5.	Counterparts

This Fourth Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to constitute one and the same instrument. An executed signature page of this Fourth Amendment delivered by facsimile transmission or by electronic mail in “portable document format” shall be as effective as an original executed signature page.

IN WITNESS WHEREOF, the Parties hereto have executed this Fourth Amendment through their duly authorized representatives and made effective as of the Fourth Amendment Effective Date.

Allarity Therapeutics, Inc.		Eisai Inc.

By:	/s/ James G. Cullem,	By:	/s/ Takashi Owa
Name:	James G. Cullem, J.D.	Name:	Takashi Owa
Title:	Chief Executive Officer	Title:	Chief Scientific Officer

Date:	26 May 2023		Deep Human Biology Learning

		Date:	25 May 2023

[Signature Page to Fourth Amendment to Exclusive License Agreement between Allarity and Eisai]

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